SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2013

Western Alliance Bancorporation

(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington St., Suite 1400, Phoenix, AZ	85004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 602-389-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2013, Western Alliance Bank (“WAB”), an Arizona corporation and wholly owned subsidiary of Western Alliance Bancorporation, LandAmerica Financial Group, Inc., a Virginia corporation in dissolution (“LFG”), Orange County Bancorp, a California corporation and wholly owned subsidiary of LFG (the “Sole Stockholder”), and Centennial Bank, a California industrial bank and wholly owned subsidiary of Sole Stockholder (“Centennial Bank”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which WAB will acquire Centennial Bank.

Subject to the terms and conditions of the Agreement, which has been approved by the boards of directors, and shareholders to the extent required, of each party thereto, Centennial Bank will first be merged with and into OCB, with Centennial Bank surviving. At the closing of the transactions contemplated by the Agreement, Centennial Bank will then be merged with and into a newly formed subsidiary of WAB, with Centennial Bank surviving, which will be immediately followed by the merger of Centennial Bank with and into WAB, with WAB surviving (the “Bank Merger”). Upon the effectiveness of the Bank Merger, WAB will pay LFG cash consideration in the amount of $57,500,000, distribution of specified loans and assumption of Centennial Bank’s transactional expenses up to $1,000,000.

LFG has filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”). The obligations of WAB, LFG and Centennial Bank to consummate the transactions contemplated by the Agreement are subject to various customary conditions, including, among others, approval of the Agreement by the Bankruptcy Court, receipt of all required regulatory approvals and the performance in all material respects by each party of its obligations under the Agreement. The transactions contemplated by the Agreement are expected to be completed late in the first quarter of 2013.

WAB, LFG, the Sole Stockholder and Centennial Bank have made customary representations and warranties and have also made customary covenants in the Agreement, including, among other things, covenants to (i) prepare and file with the Bankruptcy Court a motion seeking its approval of the transactions contemplated by the Agreement and (ii) cooperate with each other and use their respective reasonable best efforts to obtain all consents, approvals and authorizations that are necessary to consummate the transactions contemplated by the Agreement. LFG and the Sole Stockholder have additionally agreed not to solicit competing acquisition proposals or enter into discussions concerning any competing acquisition proposals.

Centennial Bank has agreed, subject to certain exceptions, to conduct its business in the ordinary course consistent with past practice between the execution of the Agreement and the effective time of the Bank Merger and not to take certain actions during such period.

The Agreement also contains certain termination rights for both WAB and LFG. The Agreement further provides that, upon termination of the Agreement upon specified circumstances, WAB or LFG may be required to pay the other a termination fee of $3,500,000.

The above description is a summary of the material terms of the Agreement. This summary is qualified in its entirety by reference to the complete Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. This summary and the copy of the Agreement are included solely to provide investors with information regarding the terms of the Agreement. They are not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The Agreement contains representations and warranties by WAB, LFG, the Sole Stockholder and Centennial Bank, which were made only for purposes of the Agreement and as of specific dates. The representations, warranties and covenants in the Agreement were made solely for the benefit of the parties to the Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. Investors are not third-party beneficiaries under the Agreement and in reviewing the representations, warranties and covenants contained in the Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Agreement to be characterizations of the actual state of facts or condition of WAB, LFG, the Sole Stockholder and Centennial Bank, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in WAB’s public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that WAB publicly files with the Securities and Exchange Commission (“SEC”).

Cautionary Statements Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements involve a number of risks and uncertainties. WAB cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving WAB and Centennial Bank, WAB’s and Centennial Bank’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in WAB’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite Bankruptcy Court approval; the risk that WAB or LFG and Centennial Bank may be unable to obtain governmental and regulatory approvals required for the transactions contemplated by the Agreement, or required governmental and regulatory approvals may delay such transactions or result in the imposition of conditions that could cause the parties to abandon such transactions; the risk that a condition to closing of such transactions may not be satisfied; the timing to consummate the proposed transactions; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of WAB’s most recent Annual Report on Form 10-K filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and WAB does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of January 18, 2013, by and among Western Alliance Bank, LandAmerica Financial Group, Inc., Orange County Bancorp, and Centennial Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION

Date: January 22, 2013	By:	/s/ Dale Gibbons
Name: Dale Gibbons
Title: Chief Financial Officer